UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
November 9, 2005

Date of Report (Date of Earliest Event Reported)
BUSINESS OBJECTS S.A.
(Exact name of Registrant as specified in its charter)

Republic of France	0-24720	98-0355777

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)
157-159 rue Anatole France, 92300 Levallois-Perret,
France

(Address of principal executive offices)
(408) 953-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On November 9, 2005, New SAC, our largest shareholder, sold 9.55 million of our American depositary shares (“ADS”) in a transaction underwritten by Goldman, Sachs & Co. In conjunction with this transaction, we, New SAC and Goldman, Sachs & Co. entered into an underwriting agreement. A copy of the underwriting agreement is attached to this Current Report on Form 8-K as Exhibit No. 99.1.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit Number	Description

99.1	Underwriting Agreement dated November 9, 2005 by and among Business Objects S.A., New SAC and Goldman, Sachs & Co.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 10, 2005

BUSINESS OBJECTS S.A.

By:	/s/ James R. Tolonen
James R. Tolonen
Chief Financial Officer and Senior Group
Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Underwriting Agreement dated November 9, 2005 by and among Business Objects S.A., New SAC and Goldman, Sachs & Co.

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